UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2024

(Commission File Number)	(Exact Name of Registrant as Specified in its Charter) (Address of Principal Executive Offices) (Zip Code) (Telephone Number)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
1-9516	ICAHN ENTERPRISES L.P. 16690 Collins Ave, PH-1 Sunny Isles Beach, FL 33160 (305) 422-4100	Delaware	13-3398766

(Former Name or Former Address, if Changed Since Last Report)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Depositary Units of Icahn Enterprises L.P. Representing Limited Partner Interests	IEP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On November 13, 2024, Icahn Enterprises L.P. (“Icahn Enterprises”) issued a press release announcing that it, together with Icahn Enterprises Finance Corp. (together with Icahn Enterprises, the “Issuers”), intends to commence an offering of $500,000,000 aggregate principal amount of Senior Secured Notes due 2029 (the “Notes”), for issuance in a private placement (the “Notes Offering”) not registered under the Securities Act of 1933, as amended. The Notes will be issued under an indenture to be dated the issue date of the Notes by and among the Issuers, Icahn Enterprises Holdings L.P., as guarantor (the “Guarantor”), and Wilmington Trust, National Association, as trustee and collateral agent. The Notes will be secured by substantially all of the assets directly owned by the Issuers and the Guarantor, subject to customary exceptions. The net proceeds from the Notes Offering will be used, together with cash on hand, to partially redeem the Issuers’ existing 6.250% Senior Notes due 2026 (the “2026 Notes”). It is expected that, concurrently with the consummation of the Notes Offering, the Issuers will grant a lien in favor of the holders of the Issuers’ 2026 Notes, 5.250% Senior Notes due 2027, 4.375% Senior Notes due 2029, 9.750% Senior Notes due 2029 and 9.000% Senior Notes due 2030 (collectively, the “Existing Notes”) such that the Existing Notes are secured equally and ratably with the Notes upon the issuance thereof. There can be no assurance that the issuance and sale of any debt securities of the Issuers will be consummated.

A copy of the press release is attached hereto as Exhibit 99.1.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of Icahn Enterprises.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1 - Press Release dated November 13, 2024 announcing the Notes Offering.

104 - Cover Page Interactive Data File (formatted in Inline XBRL in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

Date: November 13, 2024		By:	/s/ Ted Papapostolou
Ted Papapostolou
Chief Financial Officer